SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13

or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2001

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Santander BanCorp

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(Exact name of registrant as specified in this charter)

Puerto Rico 001-15849 66-0573723

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(State or other jurisdiction of (Commission File No.) (IRS Employer

Identification No.)

incorporation)

207 Ponce de León Avenue, San Juan, Puerto Rico 00917

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(Address of principal executive offices) (Zip Code)

Registrant´s telephone number, including area code: (787) 759-7070

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ITEM 5. OTHER EVENTS

Santander Bancorp announces new appointments. See attached press release issued by Santander BanCorp on June 26, 2001. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.

(c) Exhibits

99 Announces New Appointments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

By: /s/ María Calero Padrón

María Calero Padrón

Executive Vice President

and Corporate Comptroller

Date: June 29, 2001

EXHIBIT 99

Announces New Appointments